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                      [KELLER ROHRBACK L.L.P. LETTERHEAD]


                                                                    EXHIBIT 23.2



                              _______________, 2000

Gentlemen:

     We hereby consent to the filing of the form of our federal tax opinion as an exhibit to the Registration Statement and to the reference to us in the Prospectus/Proxy Statement included therein under the headings "THE REORGANIZATION -- Certain Federal Income Tax Consequences" and "LEGAL OPINIONS."

                                                   Respectfully,

                                                   /s/

                                                   KELLER ROHRBACK L.L.P.